GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the General California Municipal Bond Fund, Inc. for its fiscal year ended September 30, 1997. Your Fund produced a total return of 8.56% including bond price changes and interest income.* The Fund's tax-free distribution rate per share was 5.06%.**
THE ECONOMY
Virtually ideal economic conditions prevailed over the reporting period.
Robust growth in the first half of 1997, the lowest unemployment rate since the early 1970s and measures of inflation at 30-year lows combined to spur consumer confidence to record high ground. Businesses were similarly optimistic: government reports show that business investment in new equipment during the reporting period was at its fastest pace in 14 years. The question is, how long can this economic nirvana continue before inflation rekindles or, more to the point, before the Federal Reserve Board (the "Fed") embarks on a policy of monetary restraint to dampen possible future inflationary excess? Traditionally, the Fed has acted to contain inflation long before it could spread throughout the economy, and Fed Chairman Alan Greenspan is a staunch inflation-fighter. Yet there are few traditional signs of potential inflationary excess to battle against. The upward creep of factory operating rates in response to surging industrial production is one, the tight labor market is another. With the unemployment rate so low, there is concern that employers will eventually raise wages to attract workers, resulting in higher prices as increased labor costs are passed along to consumers. So far, there has been a remarkable absence of wage and price pressures.
There are few signs that broader measures of inflation are accelerating. The economy grew at a 4.1% rate over the first six months of this year, a pace that in other times would have resulted in rumblings of inflationary pressures. Until its modest rise in September, the Producer Price Index had an unprecedented series of seven straight monthly declines. The Consumer
Price Index rose at a 1.6% annual rate for the first eight months of the year, a rate less than half the 3.3% rise for the comparable period in 1996. Because of the lack of inflation, the Fed has been willing to tolerate strong economic growth without tightening monetary policy. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in more than two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds target rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
In addition, the Fed expected some slowdown throughout the 18-month economic resurgence, yet demand remained strong throughout. However, the latest revision of the second-quarter economic growth rate showed a considerable buildup in business inventories. A rise in inventories could trigger a subsequent slowdown in the economy if companies cut production in order to work off unsold backlogs. Nevertheless, it is possible that the inherent momentum in the economy combined with more vigorous consumer spending in the third quarter (retail sales showed renewed strength over the summer) could absorb these inventories without a reduction in output. We continue to remain alert for future changes of monetary policy by the Fed, particularly the possibility of a tightening if economic growth continues strong throughout the rest of this year.
MARKET ENVIRONMENT
    Of course, the bond markets have reacted quite favorably to this spate of positive news on the economy and inflation. Throughout the past year, bond yields have moved within a broadly defined range. At the present time, yields have moved to the lower end of the trading range, but have yet to break out and establish new yield lows (higher prices). Without clear evidence that the markets are about to push through to even lower yields, we believe that, at the very least, the markets will continue to be bounded within the current range.
    What are the implications for tax exempt investments? It shouldn't be assumed that what holds true for the U.S. Treasury and corporate bond markets applies equally to municipals. In fact, during the latest phase of the bond market rally, when yields on Treasury bonds dropped by over 25 basis points (one-quarter of 1%), municipal yields barely moved. There are a number of reasons for this underperformance of the tax exempt sector. First, new issue supply has been running at a record pace. Second, individual investors are still more enticed by the potential returns of stocks versus bonds. Finally, even though tax exempts have underperformed taxables of late, municipal yields have actually declined by 1/2% this year; many investors question whether rates have the capacity to fall further. The economy continues to display considerable strength, while the threat of rising inflation pressures overhangs the markets. Presently, there exists a number of obstacles, but the longer-term outlook is quite favorable. Supply will diminish in the weeks ahead, thus improving the municipal market's technical posture. Furthermore, we believe it quite possible that more assets could be reallocated from the stock market to bonds in the future.
    The California economy continues to strengthen as reflected in the continued improvement in the State's municipal bond rating (recently upgraded to AA- by Fitch). The financial picture is improving in line with the cyclical economic upturn following the recession of the early 1990s.
Employment is once again above pre-recession levels and now stands at the highest level in seven years. Because of this resurgence, the 1998 budget contains no tax increase, while significantly increasing higher education fund-ing and other initiatives. Of course, given the current strong economic environment, we are mindful that a reversal of fortunes could again worsen the financial picture should the economy turn downward.
PORTFOLIO OVERVIEW
    The Fund has been managed with a cautious approach given our wary view of the economic fundamentals over the past several months. When possible, we have looked for opportunities to increase dividend income while, at the same time, reducing exposure to wide price fluctuations. More specifically, we have endeavored to minimize market exposure by keeping the portfolio's duration (risk measure) below that of the Lehman California Index. By maintaining a slightly defensive posture, some upside price performance has been sacrificed during the rally but, to a degree, this has been offset by the Fund's higher income component.

    We will continue to mine for opportunities where a yield advantage can be generated for shareholders. Unfortunately, the ever-changing landscape in the tax exempt market is making it more challenging to find appropriate securities for inclusion in the Fund. This fact is evidenced by the narrowing yield spreads between the highest quality (AAA-rated) and lesser-rated bonds. Interestingly, nearly half of the new issuance now comes to market with bond insurance, which generally carries the highest rating. While interest rate swings will influence returns over the short term, we maintain that, over the long run, continuing to focus on the generation of tax exempt income will continue to be an important determinant of market performance.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 20, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax for certain shareholders.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.                                                  SEPTEMBER 30, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GENERAL CALIFORNIA
MUNICIPAL BOND FUND, INC.
AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
[Exhibit A:
$18,875
Lehman Brothers
Municipal Bond Index*
Dollars
$18,367
General California
Municipal Bond Fund
*Source: Lehman Brothers]
Average Annual Total Returns
                        One Year Ended               Five Years Ended         From Inception (10/10/89)
                      September 30, 1997            September 30, 1997          to September 30, 1997
                     ----------------------         ----------------------    -------------------------
                            8.56%                         6.97%                         7.92%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in General California Municipal Bond Fund, Inc. on 10/10/89 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date.
For comparative purposes, the value of the Index on 9/30/89 is used as the beginning value on 10/10/89. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in California municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in California municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                   SEPTEMBER 30, 1997
                                                                                                     Principal
Long-Term Municipal Investments-97.2%                                                                  Amount          Value
                                                                                                       -------        -------
California-97.0%
ABAG Finance Corp., COP (ABAG XXIV) 6.90%, 4/1/2012.........................                    $    3,500,000   $  3,708,845
Alameda County, COP (Various Financing Projects)
  6%, 9/1/2021 (Insured; MBIA, LOC; The Fuji Bank) (a)......................                         4,940,000      5,252,257
Allan Hancock Joint Community College District, COP, Refunding
  7.625%, 10/1/2005.........................................................                         1,055,000      1,165,174
Anaheim Public Financing Authority, Tax Allocation Revenue
  6.45%, 12/28/2018 (Insured; MBIA).........................................                         6,000,000      6,611,940
Beaumont Unified School District, COP (Capital Improvement Project)
  7.70%, 1/1/2021 (Prerefunded 1/1/2001) (b)................................                         1,100,000      1,237,368
California, Refunding 5.50%, 9/1/2017.......................................                         9,505,000      9,708,027
California Educational Facilities Authority, Revenue
  (Chapman College) 7.50%, 1/1/2018 (Prerefunded 1/1/2001) (b)..............                         1,760,000      1,974,333
California Health Facilities Financing Authority, Revenue:
  (HELP Group)
    7%, 8/1/2021 (Insured; California Health Facilities Construction Loan Program)..............     1,800,000      1,953,882
  (Pomona Valley Hospital Medical Center):
    7.375%, 1/1/2014 (Prerefunded 1/1/2000) (b).............................                           750,000        818,602
    Refunding 5.50%, 7/1/2010 (Insured; MBIA) (c)...........................                         3,570,000      3,712,407
  (Walden House) 6.85%, 3/1/2022............................................                         3,225,000      3,501,253
California Housing Finance Agency:
  Home Mortgage Revenue:
    6%, 8/1/2016 (Insured; MBIA)............................................                         2,000,000      2,085,060
    6.375%, 8/1/2027........................................................                         2,250,000      2,356,470
    7.50%, 8/1/2029.........................................................                         1,130,000      1,177,991
    7.60%, 8/1/2030.........................................................                         1,535,000      1,620,254
    7.70%, 8/1/2030.........................................................                           765,000        803,625
  Multi-Family Housing Revenue:
    6.15%, 8/1/2022 (Insured; AMBAC)........................................                         3,850,000      3,988,254
    6.05%, 8/1/2038 (Insured; MBIA).........................................                         2,500,000      2,551,150
California Pollution Control Financing Authority, PCR, Refunding
  (San Diego Gas and Electric) 5.90%, 6/1/2014 (Insured; MBIA)..............                         9,000,000      9,902,700
California Public Works Board, LR, Refunding
  (Department of Corrections-Monterey County) 5.375%, 11/1/2011.............                         5,210,000      5,314,460
California Statewide Communities Development Authority, COP,
  Health Facilities Revenue, Refunding (Barton Memorial Hospital)
  6.50%, 12/1/2009 (LOC; Banque Nationale De Paris) (a).....................                         1,600,000      1,738,448
Central Coast Water Authority, Revenue, Refunding
  (State Water Project Regional Facilities) 5%, 10/1/2022 (Insured; AMBAC)..                         7,500,000      7,150,350
Chico Public Financing Authority, Revenue
  (Chico Municipal Airport and Central Chico Redevelopment Project)
  7.40%, 4/1/2021 (Prerefunded 4/1/2000) (b)................................                         2,410,000      2,647,264
Commerce Joint Powers Financing Authority, Revenue, Multiple Project Loans
  8%, 3/1/2022..............................................................                         2,420,000      2,613,237



GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                     SEPTEMBER 30, 1997
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount          Value
                                                                                                       -------        -------
California (continued)
Compton, COP, Refunding (Civic Center Project)
  7.50%, 8/1/2005 (LOC; Mitsui Trust and Banking, Prerefunded 11/26/1997) (a,b)                 $    2,680,000  $   2,695,464
Contra Costa County, Mortgage Revenue, Refunding (Cedar Pointe)
  6.15%, 9/1/2025...........................................................                         2,955,000      3,053,047
Del Mar Race Track Authority, Revenue, Refunding 6.20%, 8/15/2011...........                         2,000,000      2,135,240
Dry Creek Joint School District, Special Tax
  (Community Facilities District Number 1)
  7.25%, 9/1/2011 (Insured; FSA, Prerefunded 9/1/2000) (b)..................                         1,000,000      1,111,920
Duarte, COP (City of Hope Medical Center):
  6%, 4/1/2008..............................................................                         4,070,000      4,227,387
  6.25%, 4/1/2023...........................................................                         7,000,000      7,245,280
Folsom Public Financing Authority, Local Agency Revenue
  7.70%, 10/1/2020 (Prerefunded 10/1/1997) (b)..............................                         1,200,000      1,230,120
Fontana Public Financing Authority, Tax Allocation Revenue, Refunding
  (North Fontana Redevelopment Project) 7.25%, 9/1/2020.....................                         2,000,000      2,093,540
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue 6%, 1/1/2034                      5,000,000      5,160,600
Fresno Unified School District, COP (Project Phase VI) 7.20%, 5/1/2011......                         4,250,000      4,642,062
Hollister Redevelopment Agency, Tax Allocation
  (Hollister Community Development Project)
  7.55%, 10/1/2013 (Prerefunded 10/1/1999) (b)..............................                         1,000,000      1,087,260
Inglewood, HR (Daniel Freeman Hospital) 6.75%, 5/1/2013.....................                         2,000,000      2,147,000
Loma Linda, HR (Loma Linda University Medical Center Project)
  6%, 12/1/2023.............................................................                         5,000,000      5,096,400
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
  Refunding 6%, 7/1/2026 (Insured; MBIA)....................................                         5,000,000      5,284,550
Madera County, COP (Valley Childrens Hospital):
  6.25%, 3/15/2007 (Insured; MBIA)..........................................                         2,545,000      2,884,961
  6.50%, 3/15/2008 (Insured; MBIA)..........................................                         3,165,000      3,662,570
M-S-R Public Power Agency, Power Revenue, Refunding
  (San Juan Project) 5.90%, 7/1/2020........................................                         7,000,000      7,067,130
Newhall Elementary and Castaic Union School Districts, COP
  (School Improvement Project) 7.70%, 3/1/2011..............................                         2,695,000      2,875,619
Northern California Power Agency, Public Power Revenue
  (Hydroelectric Project Number 1):
    7.15%, 7/1/2024.........................................................                         5,295,000      5,511,195
    Refunding 6.30%, 7/1/2018 (Insured; MBIA)...............................                         20,400,000    23,367,588
Orange County:
  COP:
    (Juvenile Justice Center) 7.625%, 6/1/2019 (Prerefunded 6/1/1999) (b)...                         2,500,000      2,696,000
    Water District Revenue, Refunding 5%, 8/15/2014 (Insured; MBIA).........                         2,000,000      1,964,120
  Special Tax (Community Facilities District Number 87-3)
    7.80%, 8/15/2015 (Prerefunded 8/15/2000) (b)............................                         1,500,000      1,678,500

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                      SEPTEMBER 30, 1997
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------

California (continued)
Otay Municipal Water District (Improvement District Number 27) 6.70%, 9/1/2022                  $    2,000,000  $   2,130,940
Palm Desert (Assessment District Number 94-1) 7.625%, 9/2/2019..............                         1,755,000      1,815,565
Port Oakland, Special Facilities Revenue (Mitsui O.S.K. Lines Limited)
  6.80%, 1/1/2019 (LOC; Industrial Bank of Japan) (a).......................                         3,000,000      3,245,220
Redwood City Elementary School District 5%, 8/1/2015 (Insured; FGIC)........                         3,875,000      3,840,900
Richmond Joint Powers Financing Authority, Revenue
  7.25%, 5/15/2013 (Prerefunded 5/15/2000) (b)..............................                         2,000,000      2,197,160
Sacramento County, Special Tax (Community Facilities District Number 1)
  8.25%, 12/1/2020..........................................................                         5,610,000      6,066,766
San Bernardino, Health Care Systems Revenue (Sisters of Charity)
  7%, 7/1/2021 (Prerefunded 7/1/2001) (b)...................................                         2,000,000      2,238,860
San Diego County, COP, Refunding (Central Jail) 5%, 10/1/2017 (Insured; AMBAC)                       4,000,000      3,829,320
San Francisco City and County Airports Commission, International Airport
Revenue
  5.90%, 5/1/2026...........................................................                         9,385,000      9,703,621
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue:
  (Junior Lien) Zero Coupon, 1/1/2010.......................................        .                5,000,000      2,718,700
  Refunding 5.50%, 1/15/2028 (d)............................................                         5,000,000      4,898,450
San Marcos Public Facilities Authority, Revenue, Refunding
  (Public Improvement-Civic Center) 6.20%, 8/1/2022.........................                         3,000,000      3,068,700
San Marcos Unified School District
  (School Facilities Improvement District Number 1)
  5.80%, 11/1/2014 (Insured; AMBAC).........................................                         3,540,000      3,764,967
Santa Cruz County Redevelopment Agency, Tax Allocation
  (Subordinated-Live Oak/Soquel Community Improvement) 5.625%, 9/1/2022.....                         3,335,000      3,379,656
Simi Valley, Single Family Residential Mortgage Revenue 7.625%, 8/1/2022 (e)                           997,866        169,637
Southern California Home Finance Authority, SFMR
  6.90%, 10/1/2024 (Collateralized: FNMA and GNMA)..........................                         1,635,000      1,725,644
Southern California Public Power Authority, Power Project Revenue
  (Multiple Projects) 6.75%, 7/1/2011 (Insured; FSA)........................                         3,750,000      4,475,400
Stockton, Health Facilities Revenue, Refunding (Dameron Hospital Association)
  5.70%, 12/1/2014..........................................................                         1,000,000      1,005,580
Tehachapi Unified School District, COP (Tompkins Elementary School Project)
  7.80%, 2/1/2021 (Prerefunded 2/1/2001) (b)................................                         1,000,000      1,124,700
Tracy Area Public Facilities Financing Agency, Special Tax, Refunding
  (Community Facilities District Number 87-1) 5.875%, 10/1/2013 (Insured; MBIA)                      7,000,000      7,449,470
Turlock, COP, Health Facilities Revenue, Refunding
  (Emanuel Medical Center, Inc.) 5.75%, 10/15/2023..........................                         6,000,000      6,014,760
University of California, HR (Davis Medical Center)
  5.75%, 7/1/2013 (Insured; AMBAC)..........................................                         5,560,000      5,876,142

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                          SEPTEMBER 30, 1997
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
California (continued)
West Covina Redevelopment Agency, Special Tax, Refunding
  (Community Facilities District-Fashion Plaza):
    6%, 9/1/2017............................................................                    $    6,000,000  $   6,466,320
    6%, 9/1/2022............................................................                         8,325,000      9,016,391
Yolo County Housing Authority, Mortgage Revenue (Walnut Park Apartments)
  7.20%, 8/1/2033 (Insured; FHA)............................................        .                4,150,000      4,396,095
U. S. Related-.2%
Puerto Rico Electric Power Authority, Power Revenue 7.125%, 7/1/2014........                           540,000        576,661
                                                                                                                      -------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $267,655,463)...................                                     $283,706,529
                                                                                                                      =======
Short-Term Municipal Investments-2.8%
California Pollution Control Financing Authority, SWDR, VRDN
  (Shell Martinez Refining) 3.65% (Guaranteed; Shell Oil Co.) (f)...........                     $   2,000,000   $  2,000,000
Orange County Various Sanitation Districts, COP, VRDN
  (Numbers 1-3, 5-7, 11, 13 & 14) 3.65% (LOC; National Westminster Bank) (a,f)                       6,100,000      6,100,000
                                                                                                                      -------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $8,100,000)....................                                     $  8,100,000
                                                                                                                      =======
TOTAL INVESTMENTS-100.0% (cost $275,755,463)................................                                     $291,806,529
                                                                                                                      =======


GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
COP           Certificate of Participation                       LR      Lease Revenue
FGIC          Financial Guaranty Insurance Company               MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                  Insurance Corporation
FNMA          Federal National Mortgage Association              PCR     Pollution Control Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
GNMA          Government National Mortgage Association           SWDR    Solid Waste Disposal Revenue
HR            Hospital Revenue                                   VRDN    Variable Rate Demand Notes
Summary of Combined Ratings (Unaudited)
Fitch (g)              or          Moody's             or         Standard & Poor's          Percentage of Value
-------                            --------                       -----------------          ------------------
AAA                                Aaa                            AAA                               40.4%
AA                                 Aa                             AA                                 3.4
A                                  A                              A                                 26.6
BBB                                Baa                            BBB                               17.7
BB                                 Ba                             BB                                  .7
D                                  N/A                            D                                   .1
F1+ & F1                           MIG1, VMIG1 & P1               SP1 & A1                           2.8
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                      8.3
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====
Notes to Statement of Investments:
  (a)  Secured by letters of credit.
  (b)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
  (c)  Wholly held by the custodian in a segregated account as collateral for a delayed-delivery security.
  (d)  Purchased on a delayed-delivery basis.
  (e)  Non-income producing security; interest payments in default.
  (f)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
  (g)  Fitch currently provides creditworthiness information for a limited number of investments.
  (h)  Securities which, while not rated by Fitch, Moody's and Standard &
 Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
  (i)  At September 30, 1997, 25.6% of the Fund's net assets are insured by
 MBIA.
SEE NOTES TO FINANCIAL STATEMENTS.


GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                SEPTEMBER 30, 1997
                                                                                                   Cost             Value
                                                                                                 --------          --------
ASSETS:                          Investments in securities-See Statement of Investments      $275,755,463      $291,806,529
                                 Cash.......................................                                        475,001
                                 Interest receivable........................                                      4,380,543
                                 Prepaid expenses...........................                                         11,325
                                                                                                                   --------
                                                                                                                296,673,398
                                                                                                                   --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                      151,673
                                 Payable for investment securities purchased                                      4,901,344
                                 Payable for shares of Common Stock redeemed                                         14,038
                                 Accrued expenses...........................                                         61,329
                                                                                                                   --------
                                                                                                                  5,128,384
                                                                                                                   --------
NET ASSETS..................................................................                                   $291,545,014
                                                                                                                   ========
REPRESENTED BY:                  Paid-in capital............................                                   $273,749,449
                                 Accumulated undistributed investment income-net                                    196,028
                                 Accumulated net realized gain (loss) on investments                              1,548,471
                                 Accumulated net unrealized appreciation
                                 (depreciation) on investments-Note 4(b)....                                     16,051,066
                                                                                                                   --------

NET ASSETS..................................................................                                   $291,545,014
                                                                                                                   ========
SHARES OUTSTANDING
(500 million shares of $.001 par value Common Stock authorized).............                                     21,578,734
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                         $13.51
                                                                                                                   ========
SEE NOTES TO FINANCIAL STATEMENTS.


GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                         YEAR ENDED SEPTEMBER 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $17,334,507
EXPENSES:                        Management fee-Note 3(a)...................                   $  1,760,909
                                 Shareholder servicing costs-Note 3(b)......                        293,984
                                 Directors' fees and expenses-Note 3(c).....                         39,078
                                 Professional fees..........................                         38,615
                                 Custodian fees.............................                         31,401
                                 Registration fees..........................                         19,150
                                 Prospectus and shareholders' reports.......                         10,697
                                 Loan commitment fees-Note 2................                          3,216
                                 Miscellaneous..............................                         19,329
                                                                                                    -------
                                       Total Expenses.......................                                         2,216,379
                                                                                                                       -------
INVESTMENT INCOME-NET.......................................................                                        15,118,128
                                                                                                                       -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $  1,824,284
                                 Net realized gain (loss) on financial futures                     (230,400)
                                                                                                    -------
                                       Net Realized Gain (Loss).............                                         1,593,884
                                 Net unrealized appreciation (depreciation) on investments                           7,392,293
                                                                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         8,986,177
                                                                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $24,104,305
                                                                                                                       =======
SEE NOTES TO FINANCIAL STATEMENTS.


GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                   Year Ended            Year Ended
                                                                               September 30, 1997     September 30, 1996
                                                                                    ----------           ----------
OPERATIONS:
  Investment income-net............................................              $  15,118,128        $  16,365,689
  Net realized gain (loss) on investments..........................                  1,593,884            6,172,251
  Net unrealized appreciation (depreciation) on investments........                  7,392,293           (1,721,041)
                                                                                       -------              -------
    Net Increase (Decrease) in Net Assets Resulting from Operations                 24,104,305           20,816,899
                                                                                       -------              -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net............................................                (15,349,099)         (15,985,719)
  Net realized gain on investments.................................                 (5,388,593)          (3,748,977)
                                                                                       -------              -------
    Total Dividends................................................                (20,737,692)         (19,734,696)
                                                                                       -------              -------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold....................................                 51,850,255          159,413,680
  Dividends reinvested.............................................                 14,541,143           13,771,940
  Cost of shares redeemed..........................................                (75,010,729)        (195,305,564)
                                                                                       -------              -------
    Increase (Decrease) in Net Assets from Capital Stock Transactions               (8,619,331)         (22,119,944)
                                                                                       -------              -------
      Total Increase (Decrease) in Net Assets......................                 (5,252,718)         (21,037,741)
NET ASSETS:
  Beginning of Period..............................................                296,797,732          317,835,473
                                                                                       -------              -------
  End of Period....................................................               $291,545,014         $296,797,732
                                                                                       =======              =======
Undistributed investment income-net................................            $       196,028      $       426,999
                                                                                       -------              -------
                                                                                       Shares               Shares
                                                                                       -------              -------
CAPITAL SHARE TRANSACTIONS:
  Shares sold......................................................                  3,898,171           11,970,554
  Shares issued for dividends reinvested...........................                  1,091,458            1,027,566
  Shares redeemed..................................................                 (5,636,312)         (14,661,989)
                                                                                       -------              -------
    Net Increase (Decrease) in Shares Outstanding..................                   (646,683)          (1,663,869)
                                                                                       =======              =======
SEE NOTES TO FINANCIAL STATEMENTS.


GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                               Year Ended September 30,
                                                             --------------------------------------------------------------

PER SHARE DATA:                                                  1997        1996        1995        1994        1993
                                                                 ----        ----        ----        ----        ----
    Net asset value, beginning of period.........              $13.35      $13.30      $12.90      $14.36      $13.33
                                                                 ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net........................                 .69         .70         .73         .78         .82
    Net realized and unrealized gain (loss)
      on investments.............................                 .41         .19         .48       (1.40)       1.11
                                                                 ----        ----        ----        ----        ----
    Total from Investment Operations.............                1.10         .89        1.21        (.62)       1.93
                                                                 ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net.........                (.70)       (.68)       (.73)       (.78)       (.82)
    Dividends from net realized gain on investments              (.24)       (.16)       (.08)       (.06)       (.08)
                                                                 ----        ----        ----        ----        ----
    Total Distributions..........................                (.94)       (.84)       (.81)       (.84)       (.90)
                                                                 ----        ----        ----        ----        ----
    Net asset value, end of period...............              $13.51      $13.35      $13.30      $12.90      $14.36
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................                8.56%       6.85%       9.82%      (4.43%)     15.04%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .76%        .76%        .76%        .76%        .64%
    Ratio of net investment income
      to average net assets......................                5.15%       5.25%       5.66%       5.72%       5.96%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                  .-          .-          .-          .-         .11%
    Portfolio Turnover Rate......................               90.03%     164.93%      83.31%      29.74%      30.20%
    Net Assets, end of period (000's Omitted)....            $291,545    $296,798    $317,835    $347,063    $456,429
SEE NOTES TO FINANCIAL STATEMENTS.


GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    General California Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended September 30, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1997, the Fund was charged $143,935 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1997, the Fund was charged $95,614 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A .10% redemption fee is charged on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended September 30, 1997, redemption fees amounted to $4,218.
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1997 amounted to $253,512,737 and $272,450,547, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At September 30, 1997, there were no financial futures contracts outstanding.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (b) At September 30, 1997, accumulated net unrealized appreciation on investments was $16,051,066, consisting of $17,013,774 gross unrealized appreciation and $962,708 gross unrealized depreciation.
    At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
General California Municipal Bond Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of General California Municipal Bond Fund, Inc., including the statement of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Bond Fund, Inc. at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
November 3, 1997


GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended September 30, 1997:
    -all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax and, for individuals who are California residents, California personal income taxes), and
    -the Fund hereby designates $.1458 per share as a long-term capital gain distribution of the $.2432 per share paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.


Registration Mark
[Dreyfus lion "d" logo]
GENERAL CALIFORNIA
MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                            131AR979
Registration Mark
[Dreyfus logo]
General California
Municipal
Bond Fund, Inc.
Annual Report
September 30, 1997